UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2011

AMERICAN BAR ASSOCIATION MEMBERS /

NORTHERN TRUST COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Charter)

Illinois	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street Chicago, Illinois		60603
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

The ABA Retirement Funds, an Illinois not-for-profit corporation organized by the American Bar Association, sponsors the ABA Retirement Funds Program, which we refer to as the Program. Effective May 1, 2009, the ABA Retirement Funds and ING Life Insurance and Annuity Company, which we refer to as ING Life, entered into a Program Services Agreement (the “Agreement”), pursuant to which ING Life, acting through its affiliates, including ING Institutional Plan Services, LLC, provides recordkeeping, communication, marketing and administration services to the Program. On March 21, 2011, the Agreement was amended to provide for an additional payment to ING Life of up to $41,000 in connection with the creation of a custom system to administer an equity wash for the Program. The amendment is incorporated herein by reference thereto.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.6.3	Purchase Order No. 4 to the Program Services Agreement between ING Life Insurance and Annuity Company and ABA Retirement Funds effective March 5, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / NORTHERN TRUST COLLECTIVE TRUST

Date: April 8, 2011	By:	/s/ Thomas R. Benzmiller
Name: Thomas R. Benzmiller Title: Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.6.3	Purchase Order No. 4 to the Program Services Agreement between ING Life Insurance and Annuity Company and ABA Retirement Funds effective March 5, 2011.

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